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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 6, 1995, in Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of Informix Corporation for the registration of 15,000,000 shares of its common stock.


                                                           /s/ ERNST & YOUNG LLP


San Jose, California
February 6, 1996